UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in Its Charter)

United States	000-51176	61-1484858
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

655 Main Street, Hazard, Kentucky 41702

(Address of principal executive offices) (Zip Code)

(502) 223-1638

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KFFB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Kentucky First Federal Bancorp, Inc. (the “Company”) was held on November 18, 2025. The final results of the vote for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for a three-year term or until their successors are duly elected and qualified, by the following vote:

	FOR	WITHHELD
Don D. Jennings	5,815,031	487,827
William H. Johnson	6,017,662	285,196

There were 601,662 broker non-votes on the proposal.

2.	The appointment of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 was ratified by stockholders by the following vote:

FOR	AGAINST	ABSTAIN
6,829,425	66,067	9,028

There were no broker non-votes on the proposal.

3.	An advisory vote was taken on the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, and the vote was as follows:

FOR	AGAINST	ABSTAIN
6,104,228	159,804	38,766

There were 601,662 broker non-votes on the proposal.

4.	An advisory vote was taken on the frequency of the advisory vote on the compensation of the Company’s named executive officers and the vote was as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
6,089,370	28,782	160,802	23,905

There were 601,662 broker non-votes on the proposal.

In light of the voting results with respect to the frequency of the advisory stockholder votes on executive compensation, the Company’s Board of Directors has determined that the Company will hold an annual advisory vote on the compensation of named executive officers until the next required advisory vote on the frequency of stockholder votes on the compensation of executives.

Item 9.01 Financial Statements and Other Exhibits.

(d) Exhibits

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: November 24, 2025	By:	/s/ R. Clay Hulette
R. Clay Hulette
Principal Executive Officer

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